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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                  FORM 8K

                               CURRENT REPORT

                     Date of Report: September 12, 1997

                        Commission File No. 0-15543
                      METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                                71-0628061
      (State of incorporation)          (I.R.S. Employee Identification No.)

          415 East 151st Street
          East Chicago, Indiana                           46312
(Address of principal executive office)                (Zip Code)

         Registrant's telephone number, including area code: (219) 397-6261

ITEM 9.   ISSUANCE OF EQUITY SECURITIES PURSUANT TO REGULATION S

As conversion of convertible loan debt to equity, the Corporation issued 2,192,307 of its common shares under Regulation S.


Signed

/s/

Roy Pearce
Company Secretary